UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2003

California Pizza Kitchen, Inc.

(Exact name of registrant as specified in its charter)

California	000-31149	95-4040623
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6053 West Century Boulevard, 11th Floor Los Angeles, California	90045-6445
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 342-5000

Not Applicable

(Former name or former address, if changed since last report

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description

99.1	April 22, 2003 Earnings Release by California Pizza Kitchen, Inc.

Item 9. Regulation FD Disclosure (Information Below is being Furnished Under Item 12)

On April 22, 2003, California Pizza Kitchen, Inc. (the “Company”) issued an earnings release describing selected financial results of the Company for the quarter ended March 30, 2003. Pursuant to SEC Release No. 33-8216, a copy of the Company’s earnings release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 12, Results of Operations and Financial Condition, to this Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 22, 2003	CALIFORNIA PIZZA KITCHEN, INC. a California corporation

	By:	/s/ FREDERICK R. HIPP
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	April 22, 2003 Earnings Release by California Pizza Kitchen, Inc.